POWER OF ATTORNEY
                                -----------------

     The undersigned, as a Director of Commonwealth Cash Reserve Fund, Inc. (the "Corporation"), hereby constitutes and appoints Barbara L. Fava, Michael R. Varano and Daniel R. Hess, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities any and all Post-effective Registration Statements on Form N-1A filed by the Corporation with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of ________________, 2004.



                                        ------------------------------
                                        Giles Dodd

                                POWER OF ATTORNEY
                                -----------------

     The undersigned, as a Director of Commonwealth Cash Reserve Fund, Inc. (the "Corporation"), hereby constitutes and appoints Barbara L. Fava, Michael R. Varano and Daniel R. Hess, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities any and all Post-effective Registration Statements on Form N-1A filed by the Corporation with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of ________________, 2004.



                                        ------------------------------
                                        Jeffrey A. Laine

                                POWER OF ATTORNEY
                                -----------------

     The undersigned, as a Director of Commonwealth Cash Reserve Fund, Inc. (the "Corporation"), hereby constitutes and appoints Barbara L. Fava, Michael R. Varano and Daniel R. Hess, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities any and all Post-effective Registration Statements on Form N-1A filed by the Corporation with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of ________________, 2004.



                                        ------------------------------
                                        Robert J. Fagg, Jr.

                                POWER OF ATTORNEY
                                -----------------

     The undersigned, as a Director of Commonwealth Cash Reserve Fund, Inc. (the "Corporation"), hereby constitutes and appoints Barbara L. Fava, Michael R. Varano and Daniel R. Hess, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities any and all Post-effective Registration Statements on Form N-1A filed by the Corporation with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Corporation to comply with such Acts, the rules, regulations and requirements of the Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of ________________, 2004.



                                        ------------------------------
                                        Robert R. Sedivy